STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life Variable Universal Account

Supplement dated May 24, 2022,
to
Statement of Additional Information dated May 1, 2022,
for
Variable Appreciable Life®, Variable Universal Life, Variable Life Insurance,
PRUviderSM Variable Appreciable Life®, PruLife® Custom Premier, PruLife® Custom Premier II,
VUL Protector®, and PruLife® SVUL Protector® Contracts

This supplement updates and amends certain information contained in the current statement of additional information for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The first paragraph in the Services And Third-Party Administration Agreements subsection is hereby deleted and replaced with the following.

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $150,352,890 in 2021, $184,645,604 in 2020, and $168,014,543 in 2019, of which the life business accounted for $75,479,078, $70,424,886, and $48,407,131, respectively.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

SAIPRODSUP002
VAL1, VUL1, VLI1, SVAL, PCP1, PCP2, PCP214, PCP215, PCP219, VULP, VULP14, VULP15, VULP18, VULP21, SVULP, SVULP20, SVULP21